Exhibit 10.8

SOUNDHOUND AI, INC.
2022 INCENTIVE AWARD PLAN

FORM OF

RESTRICTED STOCK UNIT AWARD AGREEMENT

I. NOTICE OF RESTRICTED STOCK UNIT GRANT

Name:

Address:

The undersigned Participant has been granted Restricted Stock Units covering shares of Class A Common Stock (the “Shares”) of SoundHound AI, Inc. (the “Company”), subject to the terms and conditions of the SoundHound AI, Inc. 2022 Incentive Award Plan (the “Plan”) and this Award Agreement (the “Agreement”), as follows:

Date of Grant:
Vesting Commencement Date:
Total Number of RSUs Granted:
Term/Expiration Date:

Vesting Schedule: The RSUs covered by this Award shall become vested [over a four-year period], according to the following vesting schedule:

●	[One-quarter (1/4) of the RSUs shall vest on the one (1) year anniversary of the Vesting Commencement Date, and

●	Thereafter, one-forty-eighth (1/48th) of the RSUs shall vest on each monthly anniversary of the Vesting Commencement Date;

provided, in each case, each vesting is subject to the Participant continuing to be an employee, non-employee director, or consultant to the Company or its subsidiaries (a “Service Provider”) from the Date of Grant through each such date.]

II. AGREEMENT

1. Grant of Restricted Stock Units.

(a) The Company hereby grants to the Participant named in the Notice of Restricted Stock Unit Grant in Part I of this Agreement (“Participant”), the Restricted Stock Units set forth in the Notice of Restricted Stock Unit Grant. Each Restricted Stock Unit represents the right to receive one Share, subject to the terms and conditions set forth in this Award Agreement and the Plan. Any capitalized terms not defined herein shall have the meaning set forth in the Plan.

(b) The Restricted Stock Units shall be credited to a separate account maintained for the Participant on the books and records of the Company (the “Account”). All amounts credited to the Account shall continue for all purposes to be part of the general assets of the Company.

2. Vesting. Once vested, Restricted Stock Units become “Vested Units” and shall be settled as provided in Section 3 below. When a Participant ceases to be a Service Provider, at any time before the Restricted Stock Units have vested, the Participant’s unvested Restricted Stock Units shall be automatically forfeited upon such cessation, and the Company shall not have any further obligations to the Participant with respect to such Restricted Stock Units that have been so forfeited under this Award Agreement.

3. Settlement of Vested Units.

(a) Within five (5) business days following the vesting date (and in any event no later than March 15 of the calendar year following the calendar year in which such vesting occurs if settlement of the Restricted Stock Units cannot be settled within said five (5) business day period for reasons outside the reasonable control of the Company), the Company shall, (i) issue and deliver to the Participant the number of Shares equal to the number of Vested Units; and (ii) enter the Participant’s name on the books of the Company as the shareholder of record with respect to the Shares delivered to the Participant.

(b) No fractional Shares will be issued upon settlement. In lieu of issuing a fractional Share, the Company shall be entitled to pay to the Participant a cash amount equal to the Fair Market Value of such fractional Share.

4. Rights as Shareholder; Dividend Equivalents.

(a) The Participant shall not have any rights of a shareholder with respect to the Shares underlying the Restricted Stock Units unless and until the Restricted Stock Units vest and are settled by the issuance of such Shares.

(b) Upon and following the settlement of the Restricted Stock Units, the Participant shall be the record owner of the Shares underlying the Restricted Stock Units unless and until such shares are sold or otherwise disposed of, and as record owner shall be entitled to all rights of a shareholder of the Company (including voting rights).

(c) [The Participant shall not be entitled to any dividend equivalents with respect to the Restricted Stock Units to reflect any dividends payable on Shares.]

5. Restrictions. Until such time as the Restricted Stock Units are settled in accordance with Section 3 above, the Restricted Stock Units or the rights relating thereto may not be assigned, alienated, pledged, attached, sold, or otherwise transferred or encumbered by the Participant. Any attempt to assign, alienate, pledge, attach, sell, or otherwise transfer or encumber the Restricted Stock Units or the rights relating thereto shall be wholly ineffective.

6. Compliance. No Shares shall be issued pursuant to the settlement of Vested Units unless such issuance and such exercise comply with Applicable Laws. The Shares shall be unregistered unless the Company voluntarily files a registration statement covering such shares with the Securities and Exchange Commission.

7. Participant’s Representations. In the event the Shares have not been registered under the Securities Act of 1933, as amended (the “Securities Act”), at the time any Vested Units are settled, Participant shall, if required by the Company, concurrently with the settlement, deliver to the Company an investment representation statement.

8. Tax Obligations.

(a) Tax Withholding. Participant agrees to make appropriate arrangements with the Company (or the parent or subsidiary employing or retaining Participant) for the satisfaction of all Federal, state, local, and foreign income and employment tax withholding requirements applicable to the Restricted Stock Units and any Shares issued on settlement of the Vested Units. Participant acknowledges and agrees that the Company may refuse to deliver the Shares if such withholding amounts are not delivered.

(b) Code Section 409A. This Restricted Stock Unit Award is intended to be exempt from Section 409A of the Code, and it shall be administered and interpreted in a manner that is consistent with such intent.

9. Entire Agreement; Governing Law. The Plan is incorporated herein by reference. The Plan and this Agreement constitute the entire agreement of the parties with respect to the subject matter hereof and supersede in their entirety all prior undertakings and agreements of the Company and Participant with respect to the subject matter hereof, and may not be modified adversely to the Participant’s interest except by means of a writing signed by the Company and Participant. This Agreement is governed by the internal substantive laws but not the choice of law rules of the State of Delaware.

10. Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same instrument. The execution of this Agreement may be by actual or facsimile signature.

11. No Guarantee of Continued Service. PARTICIPANT ACKNOWLEDGES AND AGREES THAT THE VESTING OF THE RESTRICTED STOCK UNITS PURSUANT TO THE VESTING SCHEDULE HEREOF IS EARNED ONLY BY CONTINUING AS A SERVICE PROVIDER AT THE WILL OF THE COMPANY (OR THE PARENT OR SUBSIDIARY EMPLOYING OR RETAINING PARTICIPANT) AND NOT THROUGH THE ACT OF BEING HIRED, BEING GRANTED THIS AWARD OR ACQUIRING SHARES HEREUNDER. PARTICIPANT FURTHER ACKNOWLEDGES AND AGREES THAT THIS AGREEMENT, THE TRANSACTIONS CONTEMPLATED HEREUNDER AND THE VESTING SCHEDULE SET FORTH HEREIN DO NOT CONSTITUTE AN EXPRESS OR IMPLIED PROMISE OF CONTINUED ENGAGEMENT AS A SERVICE PROVIDER FOR THE VESTING PERIOD, FOR ANY PERIOD, OR AT ALL, AND SHALL NOT INTERFERE IN ANY WAY WITH PARTICIPANT’S RIGHT OR THE RIGHT OF THE COMPANY (OR THE PARENT OR SUBSIDIARY EMPLOYING OR RETAINING PARTICIPANT) TO TERMINATE PARTICIPANT’S RELATIONSHIP AS A SERVICE PROVIDER AT ANY TIME, WITH OR WITHOUT CAUSE.

Participant acknowledges receipt of a copy of the Plan and represents that Participant is familiar with the terms and provisions thereof, and hereby accepts this Restricted Stock Unit Award subject to all of the terms and provisions thereof. Participant has reviewed the Plan and this Award in its entirety, has had an opportunity to obtain the advice of counsel prior to executing this Agreement, and fully understands all provisions of the Award. Participant hereby agrees to accept as binding, conclusive, and final all decisions or interpretations of the Administrator upon any questions arising under the Plan, this Award, or this Agreement. Participant further agrees to notify the Company upon any change in the residence address indicated below.

PARTICIPANT	SOUNDHOUND AI, INC.

Signature	By

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